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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 14, 2003
                                                --------------------

                                 TEAMSTAFF, INC.
        ---------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

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
       New Jersey                     0-18492                                22-1899798
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(State or other jurisdic-            (Commission                            (IRS Employer
 tion of incorporation)             File Number)                           Identification No.)


        300 Atrium Drive, Somerset, N.J.                                                           08873
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         (Address of principal executive offices)                                             (Zip Code)
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Registrant's telephone number, including area code  (732) 748-1700
                                                    ---------------


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         (Former name or former address, if changed since last report.)







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ITEM 5: OTHER EVENTS.

         On November 14, 2003 TeamStaff, Inc. and several of its subsidiaries ("TeamStaff") executed an Asset Purchase Agreement with Gevity HR, Inc. ("Gevity") whereby TeamStaff agreed to sell certain of its professional employer organization related assets, including all customer and client agreements, to Gevity. Pursuant to the Agreement, Gevity also assumed certain limited liabilities.

         Under the terms of the Agreement, the assets were sold for the sum of $9,500,000, of which $2,500,000 is being held in escrow subject to retention by Gevity of a certain level of the fomer TeamStaff clients. As a result, the price received by TeamStaff may be less than the full $9,500,000. TeamStaff has agreed to indemnify Gevity for certain pre closing liabilities related to the business and assets being transferred, including pre existing tax liabilities and liabilities related to employee benefit plans. A copy of the Asset Purchase Agreement without exhibits is included as an exhibit to this Form 8K.

         Closing of the transaction occurred effective at 12:01 am on Monday, November 17, 2003.

         Effective with the sale, TeamStaff no longer will be in the professional employer organization business, but will continue with its medical staffing and payroll processing operations.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS.

         (a)      Financial Statements.

                  None

         (b)      Pro Forma Financial Information

                  None


    (c)  Exhibits.

         The following exhibits are filed herewith:

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EXHIBIT NO.                         DESCRIPTION
2                                   Form of Asset Purchase Agreement between TeamStaff, Inc.
                                    and Gevity HR, Inc. dated as of November 14, 2003

99.1                                Press release issued by Teamstaff, Inc. and Gevity HR, Inc.
                                    dated November 17, 2003.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2003                    TEAMSTAFF,  INC.
                                            (Registrant)


                                            By       /s/Edmund Kenealy
                                                ----------------------------
                                                Edmund C. Kenealy,
                                                Vice President, General Counsel
                                                and Secretary